UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

November 6, 2011

Date of Report (date of earliest event reported)

ENERGY CONVERSION DEVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8403	38-1749884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Lapeer Road, Auburn Hills, MI		48326
(Address of Principal Executive Offices)		(Zip Code)

(248) 475-0100

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

On November 8, 2011, Energy Conversion Devices, Inc. (“ECD” or the “Company”) publicly announced the temporary suspension of all manufacturing operations as an inventory control measure. ECD will continue to serve its customers through its direct sales force and its global network of solar integrators and building materials suppliers. The company expects to resume production in its manufacturing facilities as soon as possible once the existing inventory has been sold and market conditions warrant.

As a result of the suspension, 368 manufacturing associates have been laid off, while another 400 have been temporarily furloughed. The affected associates are located across the company’s Michigan, Mexico and Ontario manufacturing facilities. In addition, the company will lay off 132 associates from its corporate overhead worldwide. The estimated annualized cash savings from these actions is approximately $12.7 million.

In connection with the implementation of this plan, ECD will incur restructuring and other related charges in the second and third quarters of fiscal year 2012 totaling approximately $1.6 million.

Item 7.01	Regulation FD

The Company also issued a press release that provides additional information regarding the suspension and related developments. A copy of the press release is filed as Exhibit 99.1 to this report.

The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into ECD’s filings under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

This report contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements do not constitute guarantees of future performance. All forward-looking statements are based upon information available to us on the date of this report and are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Risks that could cause such results to differ include: our ability to achieve expense reductions and levels of one-time costs, including restructuring charges; our ability to meet all the terms and conditions of our debt obligations; our ability to maintain our customer relationships and establish new relationships; the worldwide market for solar energy systems; changes to government incentives related to solar energy; our customers’ ability to access capital to finance the purchase of our products; and our ability through technology improvements to reduce cost and improve the conversion efficiency of our solar products. The risk factors identified in our filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, could impact any forward-looking statements contained in this report. Except as required by law, the Company assumes no responsibility to update any forward-looking statements contained herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release issued by Energy Conversion Devices, Inc. dated November 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.

By:	/s/ Jay B. Knoll
Jay B. Knoll
Title:	Interim President (Principal Executive Officer)

Date: November 10, 2011

Item 9.01	Exhibits

(d)	Exhibits:

99.1	Press release issued by Energy Conversion Devices, Inc. dated November 8, 2011

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